MERRILL LYNCH
OHIO MUNICIPAL
BOND FUND




FUND LOGO




Annual Report

July 31, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.









Merrill Lynch Ohio
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Ohio Municipal Bond Fund
July 31, 1999


TO OUR SHAREHOLDERS


The Municipal Market Environment
During the six months ended July 31, 1999, long-term bond yields rose significantly. Steady US economic growth combined with improvement in foreign economies, most notably Japan and Brazil, as well as an inflation scare in early May put upward pressure on bond yields throughout the period. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June. US Treasury bond yields reacted by climbing above 6.15% by late June before improving somewhat to 6.10% by July 31, 1999. During the last six months, yields on long-term US Treasury securities increased approximately 100 basis points (1.00%).

Long-term tax-exempt bond yields also rose over the last six months. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher throughout June and July. During the period, yields on long-term tax-exempt revenue bonds rose almost 50 basis points to 5.65%, as measured by the Bond Buyer Revenue Bond Index.

The ability of the tax-exempt bond market to withstand much of the recent upward pressure on long-term fixed-income bond yields has been a reflection of the continued strong technical position the municipal bond market has enjoyed in recent quarters. During the last six months, more than $120 billion in long-term municipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, more than $60 billion in municipal bonds was underwritten. This quarterly issuance represents a decline of nearly 25% versus the same three-month period in 1998.

Recently, the municipal supply position deteriorated even further. Total issuance in July 1999 of $16.5 billion was more than 30% lower than July 1998 levels. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply. This very favorable supply/demand position allowed the tax-exempt bond market to outperform its taxable counterpart in recent months.

However, the recent relative outperformance of the municipal bond market has somewhat reduced the very attractive tax-exempt bond yield ratios that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than those of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82%--85% of long-term US Treasury bond yields. Municipal bond yields rose at a lower rate in recent months than US Treasury bond yields, causing the yield ratio to decline. At July 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels. We expect the municipal bond market to maintain its strong technical position for the remainder of 1999. Consequently, there appears to be little reason for the tax-exempt bond market to underperform the taxable US Treasury bond market. This suggests that the present bond yield ratio is likely to be stable in the coming months and a return to a ratio in excess of 100% of taxable Treasury securities is improbable.

Looking ahead, it appears to us that long-term municipal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation data, as well as improvements in productivity in both manufacturing and service industries. Future moves by the Federal Reserve Board have largely been discounted by bond markets and are to a great extent reflected in present bond yields.

Any improvement in bond prices is likely to be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 1999



Fiscal Year in Review
Given the considerable volatility exhibited by long-term interest rates during the past year, we made several changes in portfolio strategy in order to guide the Fund through a difficult investment environment. Initially, the worldwide economic and financial crisis witnessed last fall prompted a more constructive outlook on our part as expectations of sharp declines in long-term interest rates were soon fulfilled. As a result, the Fund benefited from our efforts to position the portfolio more aggressively during this period.

However, soon thereafter interest rates began to rise as evidence of renewed financial market stability slowly mounted. Signs of continued strength in the domestic economy added to investor concerns, signaling a shift in market psychology. Our efforts turned to repositioning the portfolio more defensively as a means to preserve net asset values. We increased cash reserves temporarily while we accomplished modest restructuring of the Fund's holdings. While these efforts helped to insulate the Fund to some degree, the full impact of the bond market's decline was unavoidable.

Technical limitations inherent within the municipal market and the Ohio market in particular further hindered our efforts to insulate the portfolio. New-issue tax-exempt volume in Ohio for the year declined 25%, far more than the 10% decline in national volume. This lack of issuance allowed for few opportunities to significantly restructure the portfolio in a manner consistent with our changing investment outlook.

Finally, two other investment themes affected the Fund during the year. First, quality spreads (that is, yield spreads between higher-rated and lower-rated credits) remained very narrow for most of the year. In our opinion, investors were not being adequately compensated for the assumption of added credit risk. Consequently, we sought to upgrade the average quality of the portfolio. Second, with many of the Fund's holdings facing early redemption during the next few years, the current rise in long-term interest rates, in our opinion, presented an excellent opportunity to sell these holdings and reinvest the proceeds in securities possessing more attractive redemption features. We sought to extend the portfolio's average call protection at an opportune time. Furthermore, we believe that our proactive approach toward managing call protection should help to insulate the Fund from any untimely redemptions, which we expect will help sustain shareholder income for the near term.

As a result of our efforts this year, the Fund generated total returns for the 12-month period ended July 31, 1999 that closely mirrored the average return for all Ohio municipal tax-exempt funds, as measured by Lipper Analytical Services, Inc. However, the Fund did produce 12-month yields that exceeded the industry average.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Ohio Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



August 27, 1999




Merrill Lynch Ohio Municipal Bond Fund
July 31, 1999


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results*
                                                                                                       Standardized
                                                    12 Month         3 Month       Since Inception     30-Day Yield
                                                  Total Return     Total Return      Total Return     As of 7/31/99
ML Ohio Municipal Bond Fund Class A Shares            +1.59%           -2.11%           +60.64%            4.18%
ML Ohio Municipal Bond Fund Class B Shares            +1.08            -2.23            +54.71             3.84
ML Ohio Municipal Bond Fund Class C Shares            +0.98            -2.17            +32.69             3.74
ML Ohio Municipal Bond Fund Class D Shares            +1.49            -2.05            +35.97             4.08

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are from 2/28/92 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 1999


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

ML Ohio Municipal Bond Fund's Class A and Class B Shares--Total
Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal
Bond Index. Beginning and ending values are:

                                         2/28/92**       7/99

ML Ohio Municipal Bond Fund++--
Class A Shares*                          $ 9,600        $15,422

ML Ohio Municipal Bond Fund++--
Class B Shares*                          $10,000        $15,471

Lehman Brothers Municipal
Bond Index++++                           $10,000        $16,393



ML Ohio Municipal Bond Fund's Class C and Class D Shares--Total
Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal
Bond Index. Beginning and ending values are:

                                         10/21/92**       7/99

ML Ohio Municipal Bond Fund++--
Class C Shares*                          $10,000        $13,269

ML Ohio Municipal Bond Fund++--
Class D Shares*                          $ 9,600        $13,053

Lehman Brothers Municipal
Bond Index++++                           $10,000        $14,235

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Ohio Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Ohio, its political subdivisions, agencies and instrumentalities, and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

    Past performance is not predictive of future performance.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 1999


PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/99                         +1.45%         -2.61%
Five Years Ended 6/30/99                   +6.19          +5.33
Inception (2/28/92)
through 6/30/99                            +6.61          +6.02

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/99                         +0.94%         -2.89%
Five Years Ended 6/30/99                   +5.65          +5.65
Inception (2/28/92)
through 6/30/99                            +6.08          +6.08

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/99                         +0.74%         -0.21%
Inception (10/21/94)
through 6/30/99                            +6.11          +6.11

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/99                         +1.26%         -2.79%
Inception (10/21/94)
through 6/30/99                            +6.66          +5.73

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Ohio Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
GO         General Obligation Bonds
HFA        Housing Finance Agency
M/F        Multi-Family
RIB        Residual Interest Bonds
RITES      Residual Interest Tax-Exempt Securities
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes



Merrill Lynch Ohio Municipal Bond Fund
July 31, 1999

SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
S&P        Moody's     Face                                                                                      Value
Ratings   Ratings     Amount                          Issue                                                    (Note 1a)
Ohio--95.1%

AAA         Aaa      $1,000   Avon, Ohio, Local School District, GO, 6% due 12/01/2020 (b)                      $  1,050

AAA         Aaa       2,000   Brunswick, Ohio, City School District, GO, Refunding, School
                              Improvements, 5% due 12/01/2023 (b)                                                  1,910

NR*         A2        1,000   Butler County, Ohio, Hospital Facilities Revenue Refunding and
                              Improvement Bonds (Middletown Hospital), 5% due 11/15/2028                             892

AAA         Aaa         150   Cleveland, Ohio, Waterworks Revenue Bonds, First Mortgage F-92,
                              Series A, 6.25% due 1/01/2015 (b)                                                      158

AAA         Aaa       1,015   Columbus, Ohio, Limited Tax, GO, Series 1, 4.625% due 6/15/2018                        921

AAA         Aaa       2,500   Columbus, Ohio, Tax Increment Financing Revenue Bonds, Tax Allocation
                              (Easton Project), 5.30% due 12/01/2019 (b)                                           2,467

                              Cuyahoga County, Ohio, M/F Revenue Bonds (Dalebridge Apartments), AMT (e)(h):
NR*         Aaa       1,000     6.50% due 10/20/2020                                                               1,066
NR*         Aaa       2,850     6.60% due 10/20/2030                                                               3,047

                              Dayton, Ohio, Special Facilities Revenue Refunding Bonds (Emery Air Freight):
BBB         NR*       1,000     Series A, 5.625% due 2/01/2018                                                       967
BBB         NR*       1,000     Series F, 6.05% due 10/01/2009                                                     1,041

NR*         Aa2       3,270   Dublin, Ohio, GO, Refunding and Improvement Bonds, Series A, 4.625%
                              due 12/01/2018                                                                       2,950

                              Franklin County, Ohio, Hospital Improvement Revenue Bonds
                              (Children's Hospital Project):
NR*         Aa3       1,000     5% due 5/01/2018                                                                     941
NR*         Aa3       2,700     5.20% due 5/01/2029                                                                2,529

NR*         Baa3      1,000   Franklin County, Ohio, Hospital Revenue Bonds (Doctors Ohio Health Corp.),
                              Series A, 5.60% due 12/01/2028                                                         926

AAA         Aaa       1,500   Hamilton County, Ohio, Sales Tax Revenue Bonds (Hamilton County
                              Football Project), Series A, 4.75% due 12/01/2027 (d)                                1,318

AAA         Aaa       1,200   Huron County, Ohio, GO, Human Services Building, 7.25% due 12/01/2013 (d)            1,374

AA          NR*       2,500   Knox County, Ohio, Hospital Facilities Revenue Refunding Bonds (Knox
                              Community Hospital), 5% due 6/01/2012                                                2,444

AAA         Aaa       1,740   Lakota, Ohio, Local School District, GO, 7% due 12/01/2010 (b)                       2,053

A+          NR*       1,660   Loveland, Ohio, City School District, GO, 6.65% due 12/01/2002 (g)                   1,815

NR*         NR*       2,000   Lucas County, Ohio, Hospital Revenue Bonds (Flower Hospital), 6.125%
                              due 12/01/2004 (g)                                                                   2,167

AAA         Aaa       2,000   Lucas County, Ohio, Hospital Revenue Refunding Bonds (Promedia Healthcare
                              Obligation Group), 5.625% due 11/15/2017 (b)                                         2,031

AAA         Aaa       2,500   Mahoning County, Ohio, Hospital Facilities Revenue Refunding Bonds
                              (YHA Inc. Project), Series A, 7% due 10/15/2002 (d)(g)                               2,650

A           A2        2,000   Moraine, Ohio, Solid Waste Disposal Revenue Bonds (General Motors
                              Corp. Project), AMT, 6.75% due 7/01/2014                                             2,259

AAA         Aaa       3,000   North Canton, Ohio, City School District GO, 6.70% due 12/01/2004 (b)(g)             3,375

                              Ohio HFA, Mortgage Revenue Bonds, AMT (e):
AAA         NR*       1,735     Series A-1, 6.15% due 3/01/2029                                                    1,806
AAA         NR*         945     Series B-2, 6.70% due 3/01/2025 (j)                                                  994

AAA         Aaa         875   Ohio HFA, S/F Mortgage Revenue Bonds, AMT, RIB, Series B, 10.116%
                              due 3/31/2031 (a)(e)                                                                   953

A1+         VMIG1++   1,700   Ohio State Air Quality Development Authority, Revenue Refunding Bonds
                              (Cincinnati Gas and Electric), VRDN, Series A, 3.25% due 9/01/2030 (k)               1,700



Merrill Lynch Ohio Municipal Bond Fund
July 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                     (in Thousands)
S&P        Moody's   Face                                                                                       Value
Ratings    Ratings   Amount                           Issue                                                   (Note 1a)

Ohio (concluded)
NR*         NR*     $ 1,900   Ohio State, HFA, Mortgage Revenue Refunding Bonds, RITR, AMT,
                              Series 15, 7.12% due 9/01/2019 (a)(e)(i)                                          $  1,881

NR*         NR*       1,000   Ohio State Higher Educational Facility, Commission Revenue Bonds
                              (University of Findlay Project), 6.125% due 9/01/2016                                1,021

AA          Aa2       1,000   Ohio State Higher Educational Facility, Commission Revenue Refunding
                              Bonds (Case Western Reserve University), Series D, 6.25% due 7/01/2014               1,120

AA          Aa3       1,410   Ohio State Higher Educational Facility, Revenue Refunding Bonds
                              (Case Western Reserve University), 6.25% due 10/01/2016                              1,560

AAA         Aaa       2,000   Ohio State Turnpike Commission, Turnpike Revenue Refunding Bonds,
                              Series A, 5.50% due 2/15/2026 (c)                                                    2,031

NR*         Aaa       2,500   Ohio State Water Development Authority, Pollution Control Facilities
                              Revenue Bonds, RIB, Series 100, 6.695% due 6/01/2019 (a)(d)                          2,333

AAA         Aaa       1,000   Ohio State Water Development Authority, Pollution Control Facilities Revenue
                              Refunding Bonds (Pennsylvania Power Co. Project), 6.15% due 8/01/2023 (b)            1,054

AA+         Aa1       2,000   Orange, Ohio, City School District, GO, 5% due 12/01/2023                            1,874

                              Southwest Licking, Ohio, Local School District, GO (c):
AAA         Aaa         250     5.75% due 12/01/2015                                                                 264
AAA         Aaa         200     5.75% due 12/01/2016                                                                 211

NR*         Aa3       1,000   Toledo-Lucas County, Ohio, Port Authority, Revenue Refunding Bonds
                              (Cargill Inc. Project), 5.90% due 12/01/2015                                         1,031

AAA         Aaa       1,000   Upper Arlington, Ohio, City School District, GO, 5.25% due 12/01/2022 (d)              971

AAA         Aaa       2,000   Westerville, Ohio, Minerva Park and Blendon Township, Joint Hospital District
                              Revenue Refunding Bonds (St. Ann's Hospital), Series B, 7% due 9/15/2012 (b)(f)      2,155

Puerto Rico--3.9%

A1+         Baa1      2,500   Puerto Rico Commonwealth Highway and Transportation Authority,
                              Highway Revenue Refunding Bonds, RITES, Series X, 6.47% due 7/01/2004 (a)            2,656

Total Investments (Cost--$66,789)--99.0%                                                                          67,966

Variation Margin on Financial Futures Contracts**--0.1%                                                               43

Other Assets Less Liabilities--0.9%                                                                                  624
                                                                                                                --------
Net Assets--100.0%                                                                                              $ 68,633
                                                                                                                ========


(a)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)GNMA Collateralized.
(f)Escrowed to maturity.
(g)Prerefunded.
(h)FHA Insured.
(i)FSA Insured.
(j)All or a portion of security held as collateral in connection with open financial futures contracts.
(k)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
  *Not Rated.
 **Financial futures contracts sold as of July 31, 1999 were as follows:
                                                 (in Thousands)

   Number of                        Expiration         Value
   Contracts        Issue              Date       (Notes 1a & 1b)

      125    US Treasury Bonds    September 1999     $ 14,371
                                                     --------
   Total Financial Futures Contracts Sold
   (Total Contract Price--$14,598)                   $ 14,371
                                                     ========

 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements



Merrill Lynch Ohio Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION
Statement of Assets and Liabilities as of July 31, 1999
Assets:             Investments, at value (identified cost--$66,789,015) (Note 1a)                          $ 67,965,578
                    Cash                                                                                          74,291
                    Receivables:
                      Interest                                                             $    938,203
                      Variation margin (Note 1b)                                                 42,969          981,172
                                                                                           ------------
                    Prepaid expenses and other assets                                                              1,367
                                                                                                            ------------
                    Total assets                                                                              69,022,408
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                              154,445
                      Dividends to shareholders (Note 1e)                                        47,662
                      Investment adviser (Note 2)                                                33,449
                      Distributor (Note 2)                                                       24,628          260,184
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       129,180
                                                                                                            ------------
                    Total liabilities                                                                            389,364
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 68,633,044
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     85,037
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        472,389
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         25,182
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         54,482
                    Paid-in capital in excess of par                                                          66,072,811
                    Undistributed realized capital gains on investments--net                                     520,018
                    Unrealized appreciation on investments--net                                                1,403,125
                                                                                                            ------------
                    Net assets                                                                              $ 68,633,044
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $9,161,360 and 850,370 shares
                    of beneficial interest outstanding                                                       $     10.77
                                                                                                            ============
                    Class B--Based on net assets of $50,891,592 and 4,723,891 shares
                    of beneficial interest outstanding                                                       $     10.77
                                                                                                            ============
                    Class C--Based on net assets of $2,712,702 and 251,816 shares
                    of beneficial interest outstanding                                                       $     10.77
                                                                                                            ============
                    Class D--Based on net assets of $5,867,390 and 544,820 shares
                    of beneficial interest outstanding                                                       $     10.77
                                                                                                            ============

                    See Notes to Financial Statements.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION (continued)
Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1999
Investment Income   Interest and amortization of premium and discount earned                                $  4,140,965
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    405,731
                    Account maintenance and distribution fees--Class B (Note 2)                 278,539
                    Professional fees                                                            87,946
                    Printing and shareholder reports                                             64,836
                    Accounting services (Note 2)                                                 56,012
                    Transfer agent fees--Class B (Note 2)                                        30,873
                    Account maintenance and distribution fees--Class C (Note 2)                  16,560
                    Registration fees                                                             8,450
                    Pricing fees                                                                  6,451
                    Account maintenance fees--Class D (Note 2)                                    5,961
                    Custodian fees                                                                5,800
                    Transfer agent fees--Class A (Note 2)                                         4,412
                    Trustees' fees and expenses                                                   4,211
                    Transfer agent fees--Class D (Note 2)                                         2,802
                    Transfer agent fees--Class C (Note 2)                                         1,567
                    Other                                                                         2,654
                                                                                           ------------
                    Total expenses                                                                               982,805
                                                                                                            ------------
                    Investment income--net                                                                     3,158,160
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,806,200
Unrealized          Change in unrealized appreciation on investments--net                                     (4,057,372)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $    906,988
(Notes 1b, 1d & 3):                                                                                         ============



                    See Notes to Financial Statements.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION (continued)
Statements of Changes in Net Assets
                                                                                                   For the Year
                                                                                                  Ended July 31,
Increase (Decrease) in Net Assets:                                                             1999             1998
Operations:         Investment income--net                                                 $  3,158,160     $  3,307,710
                    Realized gain on investments--net                                         1,806,200          378,211
                    Change in unrealized appreciation on investments--net                    (4,057,372)        (114,833)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                        906,988        3,571,088
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (438,546)        (432,401)
Shareholders          Class B                                                                (2,333,145)      (2,538,683)
(Note 1e):            Class C                                                                  (112,661)        (101,635)
                      Class D                                                                  (273,808)        (234,991)
                    Realized gain on investments--net:
                      Class A                                                                   (82,802)              --
                      Class B                                                                  (518,154)              --
                      Class C                                                                   (24,689)              --
                      Class D                                                                   (76,467)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                        (3,860,272)      (3,307,710)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                    (1,012,661)      (2,964,461)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                             (3,965,945)      (2,701,083)
                    Beginning of year                                                        72,598,989       75,300,072
                                                                                           ------------     ------------
                    End of year                                                            $ 68,633,044     $ 72,598,989
                                                                                           ============     ============


                    See Notes to Financial Statements.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION (continued)
Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                      Class A
                                                                                  For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                 1999       1998       1997      1996      1995
Per Share           Net asset value, beginning of year              $  11.21    $  11.17   $  10.70  $  10.56   $  10.50
Operating                                                           --------    --------   --------  --------   --------
Performance:        Investment income--net                               .52         .55        .55       .54        .55
                    Realized and unrealized gain (loss) on
                    investments--net                                    (.34)        .04        .47       .14        .06
                                                                    --------    --------   --------  --------   --------
                    Total from investment operations                     .18         .59       1.02       .68        .61
                                                                    --------    --------   --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                            (.52)       (.55)      (.55)     (.54)      (.55)
                      Realized gain on investments--net                 (.10)         --         --        --         --
                                                                    --------    --------   --------  --------   --------
                    Total dividends and distributions                   (.62)       (.55)      (.55)     (.54)      (.55)
                                                                    --------    --------   --------  --------   --------
                    Net asset value, end of year                    $  10.77    $  11.21   $  11.17  $  10.70   $  10.56
                                                                    ========    ========   ========  ========   ========

Total Investment    Based on net asset value per share                 1.59%       5.43%      9.80%     6.56%      6.03%
Return:*                                                            ========    ========   ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                      .92%        .83%       .80%      .87%       .86%
Net Assets:                                                         ========    ========   ========  ========   ========
                    Expenses                                            .92%        .83%       .80%      .87%       .89%
                                                                    ========    ========   ========  ========   ========
                    Investment income--net                             4.70%       4.92%      5.07%     5.03%      5.30%
                                                                    ========    ========   ========  ========   ========

Supplemental        Net assets, end of year (in thousands)          $  9,161    $  9,252   $  8,506  $  7,281   $  7,270
Data:                                                               ========    ========   ========  ========   ========
                    Portfolio turnover                                82.55%      35.46%     52.57%   118.21%    169.34%
                                                                    ========    ========   ========  ========   ========

                   *Total investment returns exclude the effects of sales charges.

                    See Notes to Financial Statements.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION (continued)
Financial Highlights (continued)

The following per share data and ratios have been derived
from information provided in the financial statements.                                      Class B
                                                                                  For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                 1999       1998       1997      1996      1995
Per Share           Net asset value, beginning of year              $  11.21    $  11.17   $  10.70  $  10.56   $  10.50
Operating                                                           --------    --------   --------  --------   --------
Performance:        Investment income--net                               .47         .50        .49       .49        .49
                    Realized and unrealized gain (loss) on
                    investments--net                                    (.34)        .04        .47       .14        .06
                                                                    --------    --------   --------  --------   --------
                    Total from investment operations                     .13         .54        .96       .63        .55
                                                                    --------    --------   --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                            (.47)       (.50)      (.49)     (.49)      (.49)
                      Realized gain on investments--net                 (.10)         --         --        --         --
                                                                    --------    --------   --------  --------   --------
                    Total dividends and distributions                   (.57)       (.50)      (.49)     (.49)      (.49)
                                                                    --------    --------   --------  --------   --------
                    Net asset value, end of year                    $  10.77    $  11.21   $  11.17  $  10.70   $  10.56
                                                                    ========    ========   ========  ========   ========

Total Investment    Based on net asset value per share                 1.08%       4.90%      9.25%     6.01%      5.49%
Return:*                                                            ========    ========   ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                     1.43%       1.34%      1.31%     1.38%      1.37%
Net Assets:                                                         ========    ========   ========  ========   ========
                    Expenses                                           1.43%       1.34%      1.31%     1.38%      1.40%
                                                                    ========    ========   ========  ========   ========
                    Investment income--net                             4.19%       4.41%      4.56%     4.52%      4.79%
                                                                    ========    ========   ========  ========   ========

Supplemental        Net assets, end of year (in thousands)          $ 50,892    $ 55,554   $ 60,072  $ 64,397   $ 64,068
Data:                                                               ========    ========   ========  ========   ========
                    Portfolio turnover                                82.55%      35.46%     52.57%   118.21%    169.34%
                                                                    ========    ========   ========  ========   ========

                   *Total investment returns exclude the effects of sales charges.

                    See Notes to Financial Statements.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION (continued)
Financial Highlights (continued)
                                                                                           Class C
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                                                         1994++ to
                                                                           For the Year Ended July 31,          July 31,
Increase (Decrease) in Net Asset Value:                                1999      1998       1997       1996       1995
Per Share           Net asset value, beginning of period            $  11.21    $  11.17   $  10.70  $  10.56   $  10.09
Operating                                                           --------    --------   --------  --------   --------
Performance:        Investment income--net                               .46         .48        .48       .48        .37
                    Realized and unrealized gain (loss) on
                    investments--net                                    (.34)        .04        .47       .14        .47
                                                                    --------    --------   --------  --------   --------
                    Total from investment operations                     .12         .52        .95       .62        .84
                                                                    --------    --------   --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                            (.46)       (.48)      (.48)     (.48)      (.37)
                      Realized gain on investments--net                 (.10)         --         --        --         --
                                                                    --------    --------   --------  --------   --------
                    Total dividends and distributions                   (.56)       (.48)      (.48)     (.48)      (.37)
                                                                    --------    --------   --------  --------   --------
                    Net asset value, end of period                  $  10.77    $  11.21   $  11.17  $  10.70   $  10.56
                                                                    ========    ========   ========  ========   ========

Total Investment    Based on net asset value per share                  .98%       4.79%      9.14%     5.90%      8.50%+++
Return:**                                                           ========    ========   ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                     1.53%       1.44%      1.41%     1.49%      1.50%*
Net Assets:                                                         ========    ========   ========  ========   ========
                    Expenses                                           4.08%       4.31%      4.46%     4.42%      4.62%*
                                                                    ========    ========   ========  ========   ========

Supplemental        Net assets, end of period (in thousands)        $  2,713    $  2,526   $  2,412  $  2,720   $    874
Data:                                                               ========    ========   ========  ========   ========
                    Portfolio turnover                                82.55%      35.46%     52.57%   118.21%    169.34%
                                                                    ========    ========   ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION (concluded)
Financial Highlights (concluded)
                                                                                           Class D
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                                                         1994++ to
                                                                           For the Year Ended July 31,          July 31,
Increase (Decrease) in Net Asset Value:                                1999      1998       1997       1996       1995
Per Share           Net asset value, beginning of period            $  11.21    $  11.16   $  10.70   $ 10.56   $  10.09
Operating                                                           --------    --------   --------  --------   --------
Performance:        Investment income--net                               .51         .54        .54       .53        .41
                    Realized and unrealized gain (loss) on
                    investments--net                                    (.34)        .05        .46       .14        .47
                                                                    --------    --------   --------  --------   --------
                    Total from investment operations                     .17         .59       1.00       .67        .88
                                                                    --------    --------   --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                            (.51)       (.54)      (.54)     (.53)      (.41)
                      Realized gain on investments--net                 (.10)         --         --        --         --
                                                                    --------    --------   --------  --------   --------
                    Total dividends and distributions                   (.61)       (.54)      (.54)     (.53)      (.41)
                                                                    --------    --------   --------  --------   --------
                    Net asset value, end of period                  $  10.77    $  11.21   $  11.16  $  10.70   $  10.56
                                                                    ========    ========   ========  ========   ========

Total Investment    Based on net asset value per share                 1.49%       5.42%      9.60%     6.45%      8.93%+++
Return:**                                                           ========    ========   ========  ========   ========

Ratios to Average   Expenses                                           1.02%        .93%       .90%      .97%       .99%*
Net Assets:                                                         ========    ========   ========  ========   ========
                    Investment income--net                             4.59%       4.82%      4.97%     4.93%      5.17%*
                                                                    ========    ========   ========  ========   ========

Supplemental        Net assets, end of period (in thousands)        $  5,867    $  5,267   $  4,310  $  3,513   $  3,234
Data:                                                               ========    ========   ========  ========   ========
                    Portfolio turnover                                82.55%      35.46%     52.57%   118.21%    169.34%
                                                                    ========    ========   ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Ohio Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million;
 .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                            Account     Distribution
                        Maintenance Fee      Fee

Class B                     .25%             .25%
Class C                     .25%             .35%
Class D                     .10%              --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                             MLFD         MLPF&S

Class A                     $  298       $ 2,535
Class D                     $1,073       $69,237

For the year ended July 31, 1999, MLPF&S received contingent deferred sales charges of $46,755 and $959 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1999, were $59,158,242 and $62,069,225, respectively.

Net realized gains for the year ended July 31, 1999, and net unrealized gains as of July 31, 1999 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $ 1,806,200    $ 1,176,563
Financial futures contracts                --        226,562
                                  -----------    -----------
Total                             $ 1,806,200    $ 1,403,125
                                  ===========    ===========

As of July 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $1,176,563, of which $2,447,278 related to appreciated securities and $1,270,715 related to depreciated securities. The aggregate cost of investments at July 31, 1999 for Federal income tax purposes was $66,789,015.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $1,012,661 and $2,964,461 for the years ended July 31, 1999 and July 31, 1998, respectively.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 1999


Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           189,937    $ 2,132,490
Shares issued to share-
holders in reinvestment of
dividends and distributions            26,959        301,021
                                  -----------    -----------
Total issued                          216,896      2,433,511
Shares redeemed                      (191,628)    (2,144,491)
                                  -----------    -----------
Net increase                           25,268    $   289,020
                                  ===========    ===========


Class A Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           214,291    $ 2,394,765
Shares issued to share-
holders in reinvestment of
dividends                              22,076        246,854
                                  -----------    -----------
Total issued                          236,367      2,641,619
Shares redeemed                      (172,776)    (1,932,706)
                                  -----------    -----------
Net increase                           63,591    $   708,913
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           646,773    $ 7,277,335
Shares issued to share-
holders in reinvestment of
dividends and distributions           128,730      1,438,427
                                  -----------    -----------
Total issued                          775,503      8,715,762
Automatic conversion of
shares                                (15,109)      (168,630)
Shares redeemed                      (990,985)   (11,008,358)
                                  -----------    -----------
Net decrease                         (230,591)   $(2,461,226)
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           638,961    $ 7,148,780
Shares issued to share-
holders in reinvestment of
dividends                             117,234      1,310,128
                                  -----------    -----------
Total issued                          756,195      8,458,908
Automatic conversion of
shares                                (11,946)      (134,491)
Shares redeemed                    (1,168,222)   (13,051,017)
                                  -----------    -----------
Net decrease                         (423,973)   $(4,726,600)
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           114,969    $ 1,292,429
Shares issued to share-
holders in reinvestment of
dividends and distributions             7,613         85,119
                                  -----------    -----------
Total issued                          122,582      1,377,548
Shares redeemed                       (96,023)    (1,069,071)
                                  -----------    -----------
Net increase                           26,559    $   308,477
                                  ===========    ===========

Class C Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            68,147    $   764,188
Shares issued to share-
holders in reinvestment of
dividends                               5,920         66,153
                                  -----------    -----------
Total issued                           74,067        830,341
Shares redeemed                       (64,751)      (719,191)
                                  -----------    -----------
Net increase                            9,316    $   111,150
                                   ==========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           453,317    $ 5,101,859
Automatic conversion
of shares                             15,115         168,630
Shares issued to share-
holders in reinvestment of
dividends and distributions            12,986        144,755
                                  -----------    -----------
Total issued                          481,418      5,415,244
Shares redeemed                      (406,546)    (4,564,176)
                                  -----------    -----------
Net increase                           74,872    $   851,068
                                  ===========    ===========

Class D Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           140,789    $ 1,583,031
Automatic conversion
of shares                              11,950        134,491
Shares issued to share-
holders in reinvestment of
dividends                               6,109         68,375
                                  -----------    -----------
Total issued                          158,848      1,785,897
Shares redeemed                       (74,988)      (843,821)
                                  -----------    -----------
Net increase                           83,860    $   942,076
                                  ===========    ===========




Merrill Lynch Ohio Municipal Bond Fund
July 31, 1999

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Ohio Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Ohio Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Ohio Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 8, 1999
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Ohio Municipal Bond Fund during its taxable year ended July 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year for each class:


 Record         Payable     Ordinary        Long-Term
  Date           Date        Income       Capital Gains*

12/21/98       12/31/98     $.016098         $.085933

[FN]
*The entire distribution is subject to the 20% tax rate.
 Please retain this information for your records.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 1999


OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484